State Street Institutional Investment Trust

SUPPLEMENT DATED DECEMBER 9, 2014

TO

PROSPECTUS

DATED OCTOBER 8, 2014

State Street Clarion Global Real Estate Income Fund

Class A (SSRLX)

Class C (SSRNX)

Class I (SSRQX)

Class K (SSRTX)

Effective immediately, the following replaces the sixth paragraph on page 2 of the Prospectus under the title “Principal Investment Strategies.”

The Fund will generally hold securities of issuers economically tied to at least 7 countries, including the United States, and will generally invest at least 30% of its assets in securities of issuers economically tied to countries other than the United States, which may include both developed and emerging markets countries.

Effective immediately, the following replaces the sixth paragraph under the title “Principal Investment Strategies” on page 6 of the Prospectus.

The Fund will generally hold securities of issuers economically tied to at least 7 countries, including the United States, and will generally invest at least 30% of its assets in securities of issuers economically tied to countries other than the United States, which may include both developed and emerging markets countries.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SSRSTATPROSUP1